EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                    Chapter 11

    IN RE: BETHLEHEM STEEL CORPORATION, ET AL.,     Case No. 01-15288 (BRL)
                        Debtors                     through 01-15302, 01-15308
                                                    through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                        THE PERIOD MAY 1 TO MAY 31, 2003


DEBTORS' ADDRESS:             Bethlehem Steel Corporation
                              1170 Eighth Avenue
                              Bethlehem, PA 18016

DISBURSEMENTS:  May 1 to May 31, 2003 (millions):                        $703.6
     (see attached schedule for disbursements by Debtor)

DEBTORS' ATTORNEY:            Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, NY 10153
                              Jeffrey L. Tanenbaum (JT 9797)
                              George A. Davis (GD 2761)


REPORT PREPARER:              Bethlehem Steel Corporation

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.

                                                    /s/ L.A. Arnett
DATE:     June 20, 2003                            -----------------------------
                                                   Lonnie A. Arnett
                                                   Vice President, Controller
                                                   and Chief Accounting Officer

                           BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
              CONSOLIDATED STATEMENT OF RECEIPTS AND DISBURSEMENTS
                   FOR THE PERIOD MAY 1, 2003 TO MAY 31, 2003
                              (dollars in millions)


      RECEIPTS:
        Proceeds from asset sale (Note 1)                                $792.4
        Proceeds from benefit trusts                                        9.6
        Litigation settlements                                              2.2
        Returned premiums from insurance policies                           1.9
        Other                                                               0.5
                                                            --------------------
           Total Receipts                                                 806.6

      DISBURSEMENTS:
        Debt repayments                                                   617.0
        Accrued payroll liabilities                                        26.0
        Property and other taxes                                           16.3
        Accrued employee benefits                                          12.4
        Collaterize letters of credit                                      11.6
        Reorganization costs                                               10.1
        Settlement of litigation                                           10.0
        Other                                                               0.1
           Total Disbursements                                            703.5
                                                            --------------------

      CASH ON HAND, ENDING                                               $103.1
                                                            ====================


The accompanying Notes are an integral part of the Consolidated Statement of Receipts and Disbursments.

                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)

   NOTES TO MAY 31, 2003 CONSOLIDATED STATEMENT OF RECEIPTS AND DISBURSEMENTS
                                   (unaudited)

1. This Consolidated Statement of Receipts and Disbursements is unaudited and should be read together with audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2002 and other reports filed with the Securities and Exchange Commission during 2003.

On October 15, 2001, Bethlehem Steel Corporation and 22 of its wholly owned subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under chapter 11 of the United States Code (the Code) in the United States Bankruptcy Court for the Southern District of New York (the Court).

On March 12, 2003, we signed an asset purchase agreement (APA) to sell substantially all of our assets to a subsidiary of International Steel Group, Inc. (ISG) for cash, ISG Class B common stock and the assumption of certain liabilities. The transaction is expected to provide Bethlehem sufficient cash to satisfy all allowed secured, administrative and priority claims. Under the terms of the APA, the ISG Class B common stock with an expected value of $15 million is available to be distributed to the general unsecured creditors upon confirmation by the Court of a chapter 11 liquidating plan. No value will be distributed to holders of Bethlehem's common, preferred or preference equity. The APA was approved by the Court on April 22, 2003. In connection with the approval of the APA, among other matters, the United Steelworkers of America agreed to release substantially all claims against Bethlehem and subsidiary companies; the trustees of the funds under the Coal Industry Health Benefit Retiree Act of 1992 agreed to withdraw their civil action filed on March 18, 2003 in the United States District Court for the District of Columbia for injunctive relief and agreed to settle certain claims against Bethlehem and "related persons"; and the Pension Benefit Guaranty Corporation (PBGC) agreed to release certain claims against any member of Bethlehem's "controlled group" under Title IV of ERISA. Closing was completed on May 7, 2003, however, the opening of business on May 1, 2003 is the effective closing date for financial purposes. Bethlehem plans to file a chapter 11 liquidating plan with the Court sometime in July, 2003. Upon confirmation of such plan by the Court, Bethlehem's chapter 11 case can be closed.

On March 25, 2003, the Court approved a motion under section 1114 of the Code terminating health care and life insurance benefits (OPEB) for claims incurred after March 31, 2003, for substantially all current and future retired employees and their eligible dependents. Claims incurred on or before March 31, 2003 and received on or before May 31, 2003 will be paid. The Court also required, if sufficient funds are available, Bethlehem to reimburse up to two weeks of COBRA premiums paid by Bethlehem's COBRA enrollees after all allowed secured, priority and administrative claims have been paid. Any remaining cash will be paid to ISG under the terms of the APA.

On December 18, 2002, the PBGC filed a complaint in the United States District Court for the Eastern District of Pennsylvania alleging there was sufficient cause under applicable laws to terminate the Pension Plan of Bethlehem Steel Corporation and Subsidiary Companies (the Pension Plan). The complaint requested, among other things, that December 18, 2002 be established as the Pension Plan's termination date and that the PBGC be appointed the Pension Plan's ERISA trustee with full responsibility for managing Pension Plan assets and administering Pension Plan benefits. By agreement dated April 30, 2003, the litigation was resolved on the basis that the Pension Plan be terminated effective December 18, 2002 and the PBGC assume the duties of ERISA trustee of the Pension Plan effective April 30, 2003.

The bar date by which creditors, other than employees and former employees, were required to file proofs of claim with the Court was September 30, 2002. On May 14, 2003, the Court approved an order to establish July 11, 2003 as the bar date by which employees and former employees as creditors will be required to file proofs of claim. Differences between the amounts reflected on Bethlehem's records and claims by creditors will be investigated and resolved in connection with our claims resolution process. That process has commenced and, in light of the number of creditors, will take considerable time to complete. Accordingly, the ultimate number and amount of allowed claims is not presently known. It is reasonably possible that the amount of claims ultimately allowed by the Court will differ materially from the amounts presently recorded by Bethlehem. These amounts are not currently capable of being reasonably estimated. Under the terms of the APA, the ISG Class B common stock with an expected value of $15 million together with any bankruptcy avoidance claims that Bethlehem may have are the only assets available for distribution to allowed unsecured claimants.


2. As a result of the events mentioned in Note 1, Bethlehem recorded in March 2003 a loss for impairment of long-lived assets of approximately $2.3 billion and a loss for unrecognized past service cost resulting from the termination of OPEB of $10 million. In addition, Bethlehem adopted the liquidation basis of accounting as of April 30, 2003. The liquidation basis of accounting requires Bethlehem to accrue an estimate for expenses to be incurred during the period through closing the chapter 11 case. Bethlehem recorded an accrual of approximately $28 million in April 2003 for this estimate. Liquidation accounting also requires that assets be stated at their estimated net realizable value which was accomplished with the impairment charge recognized in March 2003 and that pre-petition unsecured liabilities of approximately $6 billion continue to be valued at their historical basis until "legal release" by the Court. This legal release will occur when the ISG Class B common stock, with an expected value of $15 million becomes available to distribute to pre-petition unsecured creditors. Such creditors are also entitled to receive the benefits of any bankruptcy avoidance claims that Bethlehem may have.

The pro forma statement of net liabilities as of April 30, 2003 and May 31, 2003 reflecting (1) the adoption of the liquidation basis of accounting, (2) the sale of substantially all of our assets to ISG and (3) the revaluation of liabilities upon "legal release" to the anticipated settlement value of the ISG Class B common stock and (4) May 2003 transactions follows ($ in millions):


      BETHLEHEM STEEL CORPORATION
      PRO FORMA CONSOLIDATED STATEMENT OF NET LIABILITIES
      APRIL 30 AND MAY 31, 2003

                                     Net Liabilities             (a)            Pro Forma            (b)              Pro Forma
                                       April 30             Adjustments         April 30          Transactions         May 31
          ASSETS                     -----------------     ----------------  ----------------  -----------------   ----------------
          Current Assets:
          Cash and cash
            Equivalents              $          90.2       $          7.8    $         98.0    $           5.1     $         103.1
          Receivables                          377.3               (257.3)            120.0              (40.0)               80.0
          Inventories                          703.0               (703.0)              -                  -                   -
          Other current assets                  15.0                 (5.0)             10.0               (4.1)                5.9
                                     -----------------     ----------------  ----------------  -----------------   ----------------
        Total Current Assets                 1,185.5               (957.5)            228.0              (39.0)              189.0
        Investments and
          Miscellaneous Assets                  12.0                  3.0              15.0                -                  15.0
        Property, Plant and
          Equipment - net                      336.8               (336.8)              -                  -                   -
                                     -----------------     ----------------  ----------------  -----------------   ----------------
        Total Assets                         1,534.3             (1,291.3)            243.0              (39.0)              204.0
                                     -----------------     ----------------  ----------------  -----------------   ----------------

      LIABILITIES
        Current Liabilities:
          Accounts payable                     202.3               (202.3)              -                  -                   -
          Accrued employment
            Costs                               91.4                 10.6             102.0              (28.6)               73.4
          Secured debt and
             capital lease
             obligations-current               690.1               (690.1)              -                  -                   -
          Other current liabilities            108.0                 33.0             141.0              (10.4)              130.6
                                     -----------------     ----------------  ----------------  -----------------   ----------------
        Total Current Liabilities            1,091.8               (848.8)            243.0              (39.0)              204.0
        Secured Debt and
          Capital Lease
          Obligations                           80.1                (80.1)              -                  -                   -
        Deferred Gains and
          Other Long-Term
          Liabilities                          116.7               (116.7)              -                  -                   -

        Liabilities Subject to
          Compromise                         6,077.7             (6,077.7)              -                  -                   -
                                     -----------------     ----------------  ----------------  -----------------   ----------------
        Total Liabilities                    7,366.3             (7,123.3)            243.0              (39.0)              204.0

        Net Liabilities              $      (5,832.0)      $      5,832.0    $          -     $            -      $            -
                                     =================     ================  ================  =================   ================


Notes:
a- To reflect sale of substantially all of Bethlehem's assets to ISG and to write-down liabilities of approximately $5.9 billion to anticipated settlement amount.

b- To reflect May transactions.

                           BETHLEHEM STEEL CORPORATION
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements

                                                                                                             Five
                                                                              Month Ended                Months Ended
        (dollars in thousands)                                                May 31, 2003               May 31, 2003
                                                                       -----------------------       -------------------
        Bethlehem Steel Corporation                                                  $703,495                $1,953,951
        Alliance Coatings Company, LLC                                                      0                     4,944
        BethEnergy Mines Inc.                                                               0                       740
        Bethlehem Cold Rold Corporation                                                     0                         1
        Bethlehem Development Corporation                                                   0                         0
        Bethlehem Rail Corporation                                                          0                        24
        Bethlehem Steel de Mexico, S.A. de C.V.                                             0                       214
        Bethlehem Steel Export Company of Canada, Limited                                   0                         0
        Bethlehem Steel Export Corporation                                                  0                         0
        BethPlan Corp.                                                                      0                         0
        Chicago Cold Rolling, L.L.C.                                                        0                     2,689
        Eagle Nest Inc.                                                                     0                         0
        Encoat North Arlington, Inc.                                                        0                       530
        Energy Coatings Company                                                             0                        19
        Greenwood Mining Corporation                                                        0                         0
        HPM Corporation                                                                     0                         0
        Kenacre Land Corporation                                                            0                         0
        LI Service Company                                                                 64                       595
        Marmoraton Mining Company, Ltd.                                                     0                        23
        Mississippi Coatings Limited Corporation                                            0                       294
        Mississippi Coatings Line Corporation                                               0                         7
        Ohio Steel Service Company, LLC                                                     0                         0
        Primeacre Land Corporation                                                          0                        49

                                                                       -----------------------   -----------------------
                                                                                     $703,559                $1,964,080


        Note:   Inter-company disbursements are excluded from this schedule.

                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)


           Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to the U.S. Trustee upon request.